Exhibit 99.1

Joint Press Release

FREYR and Alussa Energy Acquisition Corp. Provide a Transaction Update

NEW YORK, NY and OSLO, Norway, February 9, 2021 -- FREYR AS, (the “Company” or “FREYR”), a Norway-based developer of clean, next-generation battery cell production capacity, announced on January 29, 2021 that it will become a publicly listed company through a business combination with Alussa Energy Acquisition Corp. (“Alussa Energy”) (NYSE: ALUS), a Cayman Islands exempted, publicly listed special purpose acquisition company (“SPAC”).

The transaction will provide an estimated $850 million of net proceeds to the Company, assuming no redemptions by Alussa Energy shareholders and including an upsized $600 million fully committed Private Investment in Public Equity (“PIPE”), anchored by strategic and institutional investors, enabling FREYR to accelerate the development of up to 43 GWh of clean battery cell manufacturing capacity in Norway by 2025.

The companies today wish to update the market about further developments with respect to the transaction.

As announced on January 29, the combined company (“Pubco”) will have an eight-person board of directors. Three of such directors will be nominated by FREYR, three by Alussa Energy and the remaining two will be selected jointly by FREYR and Alussa Energy, provided that the parties will ensure that the composition of Pubco’s board of directors satisfies the applicable requirement for Pubco to qualify as a "foreign private issuer" (as defined in the Securities Exchange Act of 1933).

FREYR has tentatively elected to nominate Torstein Dale Sjøtveit, Peter Matrai and Olaug Svarva as directors of Pubco. Olaug Svarva is the Chair of the Board of DNB ASA, Norway’s largest financial institution and Norfund, the Norwegian Investment Fund for Developing Countries and a Director at Investinor AS, an evergreen investment company funded by the Norwegian government. Olaug Svarva was previously CEO of The Government Pension Fund Norway from 2006 to 2018. Peter Matrai is a co-founder of FREYR with decades of experience in finance, technology commercialization and operations within bioenergy and sustainability ventures. Torstein Dale Sjøtveit is the founder of FREYR, Chairman nominee and brings over 35 years of executive leadership experience developing complex utility and energy projects globally.

Alussa Energy has tentatively elected to nominate Daniel Barcelo, German Curá and Monica Tiúba as directors of Pubco. Monica Tiúba is a Director of the Board of Tenaris S.A. and the Chair of the audit committee. German Curá is Vice Chairman of the Board of Tenaris S.A. Daniel Barcelo is founder and Chief Executive Officer of Alussa Energy.

FREYR and Alussa Energy have also agreed to nominate to the Pubco board of directors Jeremy Bezdek, a Managing Director at Koch Strategic Platforms, a strategic investor in the PIPE.

FREYR and Alussa Energy have tentatively agreed that Tom Jensen, Chief Executive Officer of FREYR will tentatively be appointed as the Chief Executive Officer of Pubco, while Steffen Føreid, Chief Financial Officer of FREYR will be appointed as the Chief Financial Officer of Pubco.

As contemplated in Alussa’s registration statement filed in connection with its initial public offering, on February 9, 2021, Alussa Energy Sponsor LLC (“Sponsor”) and Alussa entered into a loan agreement, pursuant to which the Sponsor agreed to make a working capital loan of $1,500,000 to Alussa, which loan may be converted into warrants, at the price of $1.00 per warrant at the option of the Sponsor. Alussa intends to use the capital raised from the working capital loan to pay certain of its expenses incurred in connection with the business combination with FREYR.

About FREYR AS

FREYR plans to develop up to 43 GWh of battery cell production capacity by 2025 to position the company as one of Europe’s largest battery cell suppliers. The facilities will be located in the Mo i Rana industrial complex in Northern Norway, leveraging Norway’s highly skilled workforce and abundant, low-cost renewable energy sources from hydro and wind in a crisp, clear and energized environment. FREYR will supply safe, high energy density and cost competitive clean battery cells to the rapidly growing global markets for electric vehicles, energy storage, and marine applications. FREYR is committed to supporting cluster-based R&D initiatives and the development of an international ecosystem of scientific, commercial, and financial stakeholders to support the expansion of the battery value chain in our region. For more information, please visit www.freyrbattery.com.

About Alussa Energy Acquisition Corp.

Alussa Energy is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While Alussa Energy may pursue an acquisition opportunity in any industry or sector, Alussa Energy intends to focus on businesses across the entire global energy supply chain. For more information, please visit www.alussaenergy.com.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of Alussa Energy and FREYR and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Alussa Energy’s, Pubco’s and FREYR’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to the PIPE and the amount of cash to be available to the combined company at closing, Alussa Energy’s, Pubco’s and FREYR’s selection of the nominees to the board of directors of Pubco and its executive management and the intended funding of the working capital loan. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Alussa Energy, Pubco or FREYR and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the inability to consummate the Transaction, including due to failure to obtain approval of the shareholders of Alussa Energy or other conditions to the Closing in the Business Combination Agreement; (3) the failure of investors in the PIPE to fund their commitments upon the Closing; (4) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Transaction; (5) the inability to obtain the listing of Pubco’s ordinary shares on the New York Stock Exchange following the Transaction; (6) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (7) changes in applicable laws or regulations; (8) the effect of the COVID-19 pandemic on Alussa Energy, Pubco and FREYR and their ability to consummate the Transaction; (9) the possibility that Alussa Energy, Pubco or FREYR may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties to be identified in the registration/proxy statement (when available) relating to the Transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Alussa Energy, Pubco and FREYR. Alussa Energy, Pubco and FREYR caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Alussa Energy, Pubco or FREYR undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the Transaction will be completed, nor can there be any assurance, if the Transaction is completed, that the potential benefits of combining the companies will be realized.

Information Sources; No Representations

This press release has been prepared for use by Alussa Energy, Pubco and FREYR in connection with the Transaction. The information herein does not purport to be all-inclusive. The information herein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Alussa Energy was derived entirely from Alussa Energy and all information relating to the business, past performance, results of operations and financial condition of FREYR and Pubco was derived entirely from FREYR. No representation is made as to the reasonableness of the assumptions made with respect to the information herein, or to the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this press release. To the fullest extent permitted by law in no circumstances will Alussa Energy, Pubco or FREYR, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of FREYR or Pubco has been derived, directly or indirectly, exclusively from FREYR and has not been independently verified by Alussa Energy. Neither the independent auditors of Alussa Energy nor the independent auditors of FREYR or Pubco audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this press release and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this press release.

Important Information about the Transaction and Where to Find It

In connection with the Transaction, Alussa Energy and Pubco will file relevant materials with the SEC, including a Form S-4 registration statement to be filed by Pubco (the “S-4”), which will include a prospectus with respect to Pubco’s securities to be issued in connection with the proposed business combination and a proxy statement (the “Proxy Statement”) with respect to Alussa Energy’s shareholder meeting at which Alussa Energy’s shareholders will be asked to vote on the proposed Business Combination and related matters. ALUSSA ENERGY SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE S-4 AND THE AMENDMENTS THERETO AND OTHER INFORMATION FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT ALUSSA ENERGY, PUBCO, FREYR AND THE TRANSACTION. When available, the Proxy Statement contained in the S-4 and other relevant materials for the Transaction will be mailed to shareholders of Alussa Energy as of a record date to be established for voting on the proposed business combination and related matters. The preliminary S-4 and Proxy Statement, the final S-4 and definitive Proxy Statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by Alussa Energy with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Alussa Energy Acquisition Corp. at c/o PO Box 500, 71 Fort Street, Grand Cayman KY1-1106, Cayman Islands.

Participants in Solicitation

Alussa Energy, Pubco and FREYR and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Alussa Energy ordinary shares in respect of the proposed Transaction. Alussa Energy shareholders and other interested persons may obtain more detailed information regarding the names and interests in the Transaction of Alussa Energy’s directors and officers in Alussa Energy’s and Pubco’s filings with the SEC, including when filed, the S-4 and the Proxy Statement. These documents can be obtained free of charge from the sources indicated above.

For investor inquiries, please contact:

For Alussa Energy:

Chi Chow
Investor Relations

cchow@alussaenergy.com

Tel:  (+1) 929-303-6514

For FREYR:

Steffen Føried

Chief Financial Officer

steffen.foreid@freyrbattery.com

(+47) 975 57 406

Harald Bjørland

IR adviser

hb@crux.no

(+47) 908 58 221

For media inquiries, please contact:

For Alussa Energy:

Emma Wolfe
alussa@kitehillpr.com

For FREYR:

Hilde B. Rønningsen

Director of Communications

Phone: +47 4539 7184

hilde.ronningsen@freyrbattery.com